UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12
BERRY CORPORATION (bry)
(Name of Registrant as Specified In Its Charter)
Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)    Amount Previously Paid: _________________________________________________________
(2)    Form Schedule or Registration Statement No.: _________________________________________
(3)    Filing Party: ____________________________________________________________________
(4)    Date Filed: _____________________________________________________________________

Your **Vote** Counts!

BERRY CORPORATION (BRY)

2022 Annual Stockholder Meeting
Vote by May 24, 2022
11:59 PM ET

BERRY CORPORATION (BRY)
16000 N. DALLAS PKWY, SUITE 500
DALLAS, TX 75248

D77553-P70486

You invested in BERRY CORPORATION (BRY) and it's time to vote!

You have the right to vote on the proposals being presented at the 2022 Annual Stockholder Meeting. **This is an important notice regarding the availability of the proxy materials for the 2022 Annual Stockholder Meeting to be held on May 25, 2022.**

Get informed before you vote

View the 2021 Annual Report and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 11, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. We encourage you to access and review all of the information included in the proxy materials before voting.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 25, 2022
10:00 AM ET

Virtually at:
www.virtualshareholdermeeting.com/BRY2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01) Cary Baetz 02) Renée Hornbaker 03) Anne Mariucci 04) Don Paul 05) A. Trem Smith 06) Rajath Shourie	For
2. Ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022.	For
3. Approve the Berry Corporation (BRY) 2022 Omnibus Incentive Plan.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D77554-P70486